UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

J.CREW GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 00132927

DE	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

212-209-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

On November 23, 2010, J.Crew Group, Inc. issued a press release announcing the Company’s financial results for the third quarter ended October 30, 2010. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On November 23, 2010, J.Crew Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Chinos Holdings, Inc., a Delaware corporation (“Parent”), and Chinos Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of TPG Capital, L.P. and Leonard Green & Partners, L.P. The merger consideration is $43.50 per share, without interest. A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The material terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

On November 23, 2010, the Company sent an e-mail to its associates regarding the Merger, which is attached hereto as Exhibit 99.3 along with certain of the Company’s other communications materials which are attached hereto as Exhibits 99.4 through 99.10.

Additional Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed transaction, the Company will file a proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The proxy statement and other relevant materials may also be obtained for free from the Company by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed Merger. Information concerning the interests of the Company’s participants in the solicitation is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500.

Forward-Looking Statements

Certain statements herein are “forward-looking statements”. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. Any such forward-looking statements relating to the Merger are subject to various risks and uncertainties, including uncertainties as to the timing of the Merger, the possibility that alternative acquisition proposals will be made, the possibility that alternative acquisition proposals will not be made, the possibility that various closing conditions for the Merger may not be satisfied or waived and the possibility that Parent and Merger Sub will be unable to obtain sufficient funds to close the Merger. Any such forward-looking statements relating to our business are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by J.Crew Group, Inc., dated November 23, 2010

99.2	Joint Press Release, dated November 23, 2010

99.3	M. Drexler All-Associate E-mail

99.4	M. Drexler Associate Voicemail Transcript

99.5	M. Drexler Prepared Remarks for Town Hall Meeting

99.6	Associate FAQ

99.7	Investor Conference Call Script

99.8	Master Q&A

99.9	Talking Points for use with Investors/Analysts

99.10	Talking Points for Senior Managers

The information reported under Item 2.02 and contained in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

[Remainder of page intentionally left blank; signatures on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/S/ JAMES SCULLY
Name:	James Scully
Title:	Chief Administrative Officer and
Chief Financial Officer

Dated: November 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by J.Crew Group, Inc., dated November 23, 2010

99.2	Joint Press Release, dated November 23, 2010

99.3	M. Drexler All-Associate E-mail

99.4	M. Drexler Associate Voicemail Transcript

99.5	M. Drexler Prepared Remarks for Town Hall Meeting

99.6	Associate FAQ

99.7	Investor Conference Call Script

99.8	Master Q&A

99.9	Talking Points for use with Investors/Analysts

99.10	Talking Points for Senior Managers

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